SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       November 18, 1998
                                                       -----------------

                       METROPOLITAN HEALTH NETWORKS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



          Florida                      0-28456                65-0635748
          -------                      -------                ----------
(State or other jurisdiction      (Commission File           (IRS Employer
       or incorporation)               Number)             Identification No.)



                  5100 Town Center Circle, Boca Raton, Florida
                  --------------------------------------------
       33486 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code (561) 416-9484
                 -----------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events
         ------------

         At the Board of Directors meeting held on October 9, 1998, Dr. Walter
A. Fox and Mr. Mark K. Gerstenfeld were nominated and elected to the Board. As noted in the Metropolitan Health Networks, Inc.'s (the "Company") Form 10-KSB for the fiscal year ended June 30, 1998, Dr. Fox has been in private practice since 1997. From 1994 to 1997, Dr. Fox was practicing internal medicine for the Lake Hospital System based in Gainesville, Ohio. From 1992 to 1994, Dr. Fox served as Medical Director of Southern Community Medical Center in Ft. Lauderdale. Mr. Gerstenfeld has served from October of 1996 to present as an advisor to the Company. Since 1986, Mr. Gerstenfeld has served as Vice President of Sales at Action West in New York, NY. Action West is an apparel products distributor with approximately $60 million in annual sales.

         As previously reported in the Company's Form 10-KSB, Robert Kagan resigned as a member of the Board of Directors effective October 9, 1998, without giving the Company a reason for the resignation pursuant to Notice thereof, a copy of which is attached hereto. Subsequently, on November 18, 1998, the Company received another letter (the "November Letter") from Robert Kagan, which letter specifically requested the Company to file a copy of the November Letter with the Securities and Exchange Commission pursuant to the General Instructions provided in connection with filing current reports on Form 8-K. The Company has determined that the November Letter will not be filed because (i) the November Letter was not timely filed; (ii) substantially all of the information set forth in the November Letter has already been included in the Company's Form 10-KSB and Form 10-KSB-A for the year ended June 30, 1998; and
(iii) the November Letter was sent in bad faith. Based on the foregoing, the Company is not filing a copy of the November Letter herewith.

         On November 6, 1998, the Company received notification by letter that Mr. Roman Fisher resigned as Executive Vice President. The Company is currently in negotiations with Mr. Fisher regarding a separation agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(c)      Exhibits.

         99.1 Letter of Resignation from Robert Kagan dated October 26, 1998, effective October 9, 1998.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               METROPOLITAN HEALTH NETWORKS, INC.


                               By: /s/ Noel J. Guillama
                                   ---------------------------------------------
                                       Noel J. Guillama, Chief Executive Officer



Dated: December 2, 1998



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